UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2025

MARRIOTT INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13881	52-2055918
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7750 Wisconsin Avenue, Bethesda, Maryland	20814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 380-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock, $0.01 par value	MAR	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 11, 2025, Kathleen K. Oberg, Chief Financial Officer and Executive Vice President, Development, of Marriott International, Inc. (“Marriott” or “the company”), notified Marriott of her intent to retire from the company. She intends to step down from her role as Chief Financial Officer and Executive Vice President, Development immediately following the date on which Marriott files its Annual Report on Form 10-K for fiscal year 2025 with the Securities and Exchange Commission and retire from the company on March 31, 2026.

On July 14, 2025, Marriott announced the appointment of Jennifer C. Mason as Executive Vice President and Chief Financial Officer of Marriott, effective upon Ms. Oberg’s stepping down as Chief Financial Officer. Ms. Mason, age 55, currently serves as the Global Officer, Treasurer and Risk Management for Marriott. Prior to her current role, which she has held since May 2022, she served as Marriott’s Chief Financial Officer, U.S. and Canada from 2016 to May 2022. Prior to these roles, Ms. Mason served as Senior Vice President, IT Business Partnership & Planning and Senior Vice President, Sales & Marketing Planning Support. In her first 16 years with Marriott, Ms. Mason held a number of positions of increasing responsibility in Internal Audit, Corporate Financial Planning & Analysis, Lodging Finance and Business Development. Ms. Mason earned her Bachelor of Science in Commerce with a concentration in finance from the University of Virginia, McIntire School of Commerce, and received her Master of Business Administration from The Wharton School, University of Pennsylvania.

Item 7.01. Regulation FD Disclosure.

A copy of the press release announcing the retirement of Ms. Oberg from the company, the appointment of Ms. Mason, and certain other company leadership appointments is furnished as Exhibit 99.1.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed incorporated by reference into any other filing with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits. The following exhibits are furnished with this report:

99.1	Press release issued on July 14, 2025.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARRIOTT INTERNATIONAL, INC.

Date: July 14, 2025	By:	/s/ Rena Hozore Reiss
Rena Hozore Reiss
Executive Vice President and General Counsel